                                                                    Exhibit 10.6



================================================================================
================================================================================


                               STONERIDGE, INC.
                                as the Borrower

                           THE LENDERS NAMED THEREIN
                                  as Lenders

                           DLJ CAPITAL FUNDING, INC.
                             as Syndication Agent

                              NATIONAL CITY BANK
                    as a Lender, a Letter of Credit Issuer,
               the Administrative Agent and the Collateral Agent


                        PNC BANK, NATIONAL ASSOCIATION
                            as Documentation Agent

                             ____________________

                                AMENDMENT NO. 5
                        dated as of September 28, 2001
                                      to
                             the CREDIT AGREEMENT

                                  dated as of

                               December 30, 1998
                             _____________________

================================================================================
================================================================================

                      AMENDMENT NO. 5 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT, is dated as of September 28, 2001 (this "Amendment"), among the following:

          (i) STONERIDGE, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower");

          (ii) the Lenders party to the Credit Agreement, as hereinafter defined;

          (iii) DLJ CAPITAL FUNDING, INC., a Delaware corporation, as Syndication Agent;

          (iv) NATIONAL CITY BANK, a national banking association, as a Lender, the Letter of Credit Issuer, the Administrative Agent and the Collateral Agent under the Credit Agreement (the "Administrative Agent"); and

          (v) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as the Documentation Agent:

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders, the Syndication Agent, the Documentation Agent and the Administrative Agent are parties to the Credit Agreement, dated as of December 30, 1998 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement"; the terms defined therein are used herein as so defined).

     (2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     Section 1.  Amendments.
                 ----------

     1.1  Amended Definition.  Section 1.1 of the Credit Agreement is hereby
          ------------------
amended to delete the definition of "Borrowing Base Termination Date" therefrom and to insert in place thereof the following:

          "Borrowing Base Termination Date" shall mean the date upon which the Revolving Commitments shall have been terminated and all Revolving Loans irrevocably paid in full.

     1.2. Pricing Changes.  The Credit Agreement is hereby amended to delete
          ---------------
section 2.7(g) therefrom and to insert in place thereof the following:

          (g) Interest Rate Margins.   As used herein the terms "Applicable
      Prime Rate Margin" and "Applicable Eurodollar Margin" shall mean the applicable rates determined in accordance with the following provisions:

           (i) for any date prior to September 28, 2001, the Applicable Prime Rate Margin and the Applicable Eurodollar Margin for all Loans shall be determined in accordance with this section 2.7(g) as in effect prior to September 28, 2001;

           (ii) subject at all times to section 2.7(c), on September 28, 2001, and thereafter the Applicable Prime Rate Margin and the Applicable Eurodollar Margin for all Loans shall be the number of basis points determined in accordance with the Pricing Grid Table set forth below for the time periods set forth in such Pricing Grid Table; and

           (iii) notwithstanding anything in subpart (ii) above to the contrary, but subject at all times to section 2.7(c), upon receipt by the Borrower of the proceeds of Subordinated Indebtedness in accordance with the conditions set forth in section 9.2(h) in an amount greater than or equal to $100,000,000, then on and after the date that the Borrower shall have complied, with respect to such proceeds, to the requirements of section 5.2,
  (A) the Applicable Prime Rate Margin for Revolving Loans and Term A Loans shall be 250 basis points and the Applicable Eurodollar Margin for Revolving Loans and Term A Loans shall be 400 basis points, and (B) the Applicable Prime Rate Margin for Term B Loans shall be 350 basis points and the Applicable Eurodollar Margin for Term B Loans shall be 500 basis points.

                               PRICING GRID TABLE
                          (Expressed in Basis Points)

================================================================================================================
                                         Applicable         Applicable
                                         Prime Rate         Eurodollar
                                         Margin for         Margin for         Applicable          Applicable
                                         Revolving          Revolving          Prime Rate          Eurodollar
                                         Loans and          Loans and          Margin for          Margin for
         Time Period                    Term A Loans       Term A Loans       Term B Loans      for Term B Loans
================================================================================================================
From September 28, 2001                    250.00             400.00              350.00               500.00
 through March 30, 2002
----------------------------------------------------------------------------------------------------------------
From March 31, 2002 through                275.00             425.00              375.00               525.00
 June 29, 2002
----------------------------------------------------------------------------------------------------------------
From June 30, 2002 through                 300.00             450.00              400.00               550.00
 September 29, 2002
----------------------------------------------------------------------------------------------------------------
On September 30, 2002 and                  325.00             475.00              425.00               575.00
 thereafter
================================================================================================================

     1.3. Additional Interest. Section 2.7 of the Credit Agreement is hereby
          -------------------
amended to add the following new subpart (h) thereto:

         (h) Additional Interest. In addition to the interest payable pursuant to subparts (a) and (b) above, and subject to the rights of the Administrative Agent and the Lenders to charge default interest pursuant to subpart (c) above, on and after September 28,

     2001, the Borrower shall pay additional interest on the aggregate unpaid principal amount of each Loan outstanding from time to time at the rate of 1% per annum (the "Additional Interest"); provided, that with respect to Additional Interest relating to any Revolving Loan denominated in Alternate Currency, such Additional Interest shall (i) accrue and be payable in Dollars and (ii) shall be calculated based upon the Dollar equivalent amount of such Alternate Currency as determined in accordance with the last sentence of section 1.4. The Additional Interest applicable to each Facility shall accrue daily and be due and payable on the Maturity Date applicable to such Facility. The Additional Interest shall constitute part of the Obligations, shall be evidenced by the respective Notes of each of the Lenders or, in the Lender Register, as the case may be, and shall not be transferred independently of the principal relating thereto (or Commitment relating thereto, in the event that such principal shall have been repaid).

     1.4. Commitment Fee.  The Credit Agreement is hereby amended to delete
          --------------
subpart (ii) from section 4.1(a) thereof and to insert in place thereof the following:

                (ii) As used herein, the term "Applicable Commitment Fee Rate" shall mean (A) for any date prior to September 28, 2001, the Applicable Commitment Fee Rate as determined in accordance with this section 4.1(a)(ii) as in effect prior to September 28, 2001, and (B) on September 28, 2001, and thereafter, the Applicable Commitment Fee Rate shall be 50 basis points per annum.

     1.5. Monthly Reporting.  Section 8.1 of the Credit Agreement is hereby
          -----------------
amended to add the following new subpart (m) thereto:

          (m) Monthly Financial Statements. As soon as available and in any event within 45 days after the end of each month, an internally prepared financial statement for the most recently completed month in form and substance acceptable to the Administrative Agent.

     1.6. Amendment to Indebtedness Covenant.  Section 9.2 of the Credit
          ----------------------------------
Agreement is hereby amended to add the following new subpart (h) thereto immediately after subpart (g):

          (h) Subordinated Indebtedness: In addition to the Indebtedness permitted pursuant to subparts (a) through (h) above, additional Subordinated Indebtedness, so long as (i) such Subordinated Indebtedness shall be unsecured, (ii) the aggregate principal amount of such Subordinated Indebtedness shall not exceed $125,000,000, (iii) no Default or Event of Default shall then exist or immediately after the incurrence of any such Subordinated Indebtedness would exist, (iv) the proceeds of such Subordinated Indebtedness shall have been applied by the Borrower in accordance with section 5.2, (v) after giving effect to the incurrence of such Subordinated Indebtedness, the Borrower shall be in compliance with the financial covenants set forth in sections 9.8, 9.9, 9.10 and 9.11 and
     (vi) the documentation relating to such Subordinated Indebtedness shall be form and substance satisfactory to the Administrative Agent.

     1.7. Amendment to Certain Financial Covenants.  Sections 9.8, 9.9, 9.10 and
          ----------------------------------------
9.11 of the Credit Agreement are hereby retroactively amended such that, for any date prior to June 29, 2001, the Borrower shall be required to comply with such sections as in effect prior to the Amendment

Effective Date (as defined below), and, on June 30, 2001 and thereafter, such sections shall be amended in their entirety to read as follows:

          9.8. Consolidated Total Debt/Consolidated EBITDA Ratio. The Borrower shall not permit at any time for the most recently completed four fiscal quarters the ratio of Consolidated Total Debt to Consolidated EBITDA to exceed the ratio specified below for the time period specified below:

        ----------------------------------------------------------------------
                      Time Period                                  Ratio
        ----------------------------------------------------------------------
        On June 30, 2001 through September 29, 2001            Not Applicable
        ----------------------------------------------------------------------
        On September 30, 2001 through June 29, 2002             5.00 to 1.00
        ----------------------------------------------------------------------
        On June 30, 2002 through September 29, 2002             4.50 to 1.00
        ----------------------------------------------------------------------
        On September 30, 2002 through December 30, 2002         4.00 to 1.00
        ----------------------------------------------------------------------
        On December 31, 2002 through March 30, 2003             3.50 to 1.00
        ----------------------------------------------------------------------
        On March 31, 2003 through June 29, 2003                 3.25 to 1.00
        ----------------------------------------------------------------------
        On June 30, 2003 through September 29, 2003             3.00 to 1.00
        ----------------------------------------------------------------------
        On September 30, 2003 through December 30, 2003         2.75 to 1.00
        ----------------------------------------------------------------------
        On December 31, 2003 and thereafter                     2.50 to 1.00
        ----------------------------------------------------------------------


          9.9. Interest Coverage Ratio. The Borrower shall not permit at any time its Interest Coverage Ratio to be less than the ratio specified below for the time period specified below:

        ----------------------------------------------------------------------
                        Time Period                                Ratio
        ----------------------------------------------------------------------
        On June 30, 2001 through September 29, 2001             2.60 to 1.00
        ----------------------------------------------------------------------
        On September 30, 2001 through December 30, 2001         2.15 to 1.00
        ----------------------------------------------------------------------
        On December 31, 2001 through September 29, 2002         2.10 to 1.00
        ----------------------------------------------------------------------
        On September 30, 2002 through December 30, 2002         2.30 to 1.00
        ----------------------------------------------------------------------
        On December 31, 2002 through March 30, 2003             2.60 to 1.00
        ----------------------------------------------------------------------
        On March 31, 2003 through June 29, 2003                 3.00 to 1.00
        ----------------------------------------------------------------------
        On June 30, 2003 through September 29, 2003             3.50 to 1.00
        ----------------------------------------------------------------------
        On September 30, 2003 and thereafter                    3.75 to 1.00
        ----------------------------------------------------------------------



          9.10. Fixed Charge Coverage Ratio. The Borrower shall not permit at any time its Fixed Charge Coverage Ratio be less than the ratio specified below for the time period specified below:

        ----------------------------------------------------------------------
                          Time Period                              Ratio
        ----------------------------------------------------------------------
        On June 30, 2001 through September 29, 2001             1.10 to 1.00
        ----------------------------------------------------------------------
        On September 30, 2001 through December 30, 2001         1.00 to 1.00
        ----------------------------------------------------------------------
        On December 31, 2001 through March 30, 2002             1.15 to 1.00
        ----------------------------------------------------------------------
        On March 31, 2002 through June 29, 2002                 1.20 to 1.00
        ----------------------------------------------------------------------
        On June 30, 2002 through September 29, 2002             1.25 to 1.00
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------
        On September 30, 2002 through December 30, 2002         1.45 to 1.00
        ----------------------------------------------------------------------
        On December 31, 2002 through December 30, 2003          1.50 to 1.00
        ----------------------------------------------------------------------
        On December 31, 2003 and thereafter                     2.00 to 1.00
        ----------------------------------------------------------------------

          9.11. Minimum Consolidated EBITDA. The Borrower shall not permit at any time for the most recently completed four fiscal quarters its Consolidated EBITDA for the time period specified below to be less than the amount specified below, provided that, in the event the Borrower and/or its Subsidiaries complete any Acquisition after the Effective Date (other than the Hi-Stat Acquisition), each of the amounts specified below shall be increased by an amount equal to 85% of the consolidated earnings before interest, income taxes, depreciation and amortization attributable to the business and assets acquired in each such Acquisition for the most recently completed period of four fiscal quarters preceding the date such Acquisition is completed:

       -------------------------------------------------------------------------
                      Time Period                                     Amount
       -------------------------------------------------------------------------
       On June 30, 2001 through September 29, 2001                Not Applicable
       -------------------------------------------------------------------------
       On September 30, 2001 through December 30, 2001              $ 64,000,000
       -------------------------------------------------------------------------
       On December 31, 2001 through March 30, 2002                  $ 64,000,000
       -------------------------------------------------------------------------
       On March 31, 2002 through June 29, 2002                      $ 62,000,000
       -------------------------------------------------------------------------
       On June 30, 2002 through September 29, 2002                  $ 64,000,000
       -------------------------------------------------------------------------
       On September 30, 2002 through December 30, 2002              $ 73,000,000
       -------------------------------------------------------------------------
       On December 31, 2002 through March 30, 2003                  $ 79,000,000
       -------------------------------------------------------------------------
       On March 31, 2003 through June 29, 2003                      $ 87,000,000
       -------------------------------------------------------------------------
       On June 30, 2003 through September 29, 2003                  $ 95,000,000
       -------------------------------------------------------------------------
       On September 30, 2003 through December 30, 2003              $ 95,000,000
       -------------------------------------------------------------------------
       On December 31, 2003 through December 30, 2004               $140,000,000
       -------------------------------------------------------------------------
       On December 31, 2004 and thereafter                          $150,000,000
       -------------------------------------------------------------------------

      At the time that the Borrower and/or its Subsidiaries complete an Acquisition requiring an adjustment to the foregoing amounts, the Borrower shall deliver to the Administrative Agent and the Lenders a certificate of its chief financial or accounting officer or another Authorized Officer, reasonably satisfactory in form and substance to the Administrative Agent, as to the amounts of such adjustments, and setting forth the calculations and other financial information (including copies of financial statements of the business acquired in the Acquisition) used in determining such adjustments.

     1.8. Amendment to Section 9.12.  Section 9.12 of the Credit Agreement is
          -------------------------
hereby amended such that, for any date prior to September 28, 2001, the Borrower shall be required to comply with such section as in effect prior to the Amendment Effective Date, and, on September 28, 2001 and thereafter, such section shall be amended in its entirety to read as follows:

          9.12. Consolidated Capital Expenditures. The Borrower shall not, and shall not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures during the time period specified below to be in excess of the amount specified below, except that, in the event that actual Consolidated Capital Expenditures for any period (other than the 2001 fiscal year of the Borrower) shall be less than the maximum amount permitted for such period, 50% of the difference may be carried over to the next applicable period, but not to any subsequent period:


       ----------------------------------------------------------------------
                                   Period                            Amount
       ----------------------------------------------------------------------
       Fiscal quarter ending September 30, 2001                   $10,000,000
       ----------------------------------------------------------------------
       Fiscal quarter ending December 31, 2001                    $ 5,000,000
       ----------------------------------------------------------------------
       Fiscal year ending December 31, 2002                       $21,500,000
       ----------------------------------------------------------------------
       Fiscal year ending December 31, 2003 and each fiscal year  $32,000,000 thereafter
       ----------------------------------------------------------------------

     ;provided, however, that the Borrower shall not, and shall not permit any of its Subsidiaries to, make or incur Consolidated Capital Expenditures for the period from January 1, 2002 through June 30, 2002 in excess of the aggregate amount of $10,750,000.

     1.9. Amendment to Section 9.13.  The Credit Agreement is hereby amended to
          -------------------------
delete section 9.13 of the Credit Agreement therefrom in its entirety and to insert in place thereof the following:

          9.13. Certain Leases. The Borrower will not permit the aggregate annual payments (excluding any property taxes, insurance or maintenance obligations paid by the Borrower and its Subsidiaries as additional rent or lease payments) by the Borrower and its Subsidiaries on a consolidated basis under agreements to rent or lease any real or personal property for a period exceeding 12 months (including any renewal or similar option periods), other than any leases constituting Capital Leases, to exceed 5% of the Borrower's Consolidated Net Worth as of the most recently completed Testing Period.

     Section 2.  Representations and Warranties.
                 ------------------------------

     The Borrower represents and warrants as follows:

     2.1. Authorization and Validity of Amendment.  This Amendment has been duly
          ---------------------------------------
authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

     2.2. Representations and Warranties.   The representations and warranties
          ------------------------------
of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date, as though made on and as of the Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

     2.3. No Event of Default.  No Default or Event of Default exists or
          -------------------
hereafter will begin to exist.

     2.4. Compliance.  The Borrower is in full compliance with all covenants and
          ----------
agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

     2.5. No Claims.  The Borrower is not aware of any claim or offset against,
          ---------
or defense or counterclaim to, any of its obligations or liabilities under the Credit Agreement or any other Credit Document.

     Section 3.  Ratifications.
                 -------------

     Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

     Section 4.  Binding Effect.
                 --------------

     This Amendment shall become effective on the date set forth in the opening paragraph of this Amendment (the "Amendment Effective Date"), subject to the satisfaction of the following conditions on or before such date:

          (a) the Borrower shall have caused each Subsidiary Guarantor to consent and agree to and acknowledge the terms of this Amendment;

          (b) the Borrower shall have paid to the Administrative Agent, for the pro rata benefit of each Lender that shall have executed this Amendment on or before 12:00 noon on September 28, 2001, in an amount equal to (i) 50 basis points, times (ii) the aggregate amount of the Commitments of such Lenders;

          (c) the Borrower shall have paid all reasonable legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection therewith; and

          (d) the Borrower shall have provided such other items and shall have satisfied such other conditions as may be reasonably required by the Administrative Agent and the Lenders.

     Section 5.  Miscellaneous.
                 -------------

          5.1. Survival of Representations and Warranties.  All representations
               ------------------------------------------
and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

          5.2. Reference to Credit Agreement.  The Credit Agreement and any and
               -----------------------------
all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

          5.3. Severability.  Any term or provision of this Amendment held by a
               ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

          5.4. Applicable Law.  This Amendment shall be governed by and
               --------------
construed in accordance with the laws of the State of Ohio without regard to conflicts of laws provisions.

          5.5. Headings.  The headings, captions and arrangements used in this
               --------
Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          5.6. Entire Agreement.  This Amendment is specifically limited to the
               ----------------
matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

          5.7. Waiver of Claims.  The Borrower, by signing below, hereby waives
               ----------------
and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

          5.8. Counterparts.  This Amendment may be executed by the parties
               ------------
hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                 [Remainder of page intentionally left blank.]

          5.9. JURY TRIAL WAIVER.  EACH OF THE PARTIES TO THIS AMENDMENT HEREBY
               -----------------
IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                   STONERIDGE, INC.
                                   By:    /s/ Kevin P. Bagby
                                      ----------------------------------------
                                   Name:  Kevin P. Bagby
                                        --------------------------------------
                                   Title: Vice President-Finance
                                         -------------------------------------
                                          & Chief Financial Officer
                                         --------------------------

                                   NATIONAL CITY BANK,
                                    as a Lender and the Administrative Agent
                                   By:    /s/ Pat Pastore
                                      ----------------------------------------
                                   Name:  Pat Pastore
                                        --------------------------------------
                                   Title: Vice President
                                         -------------------------------------

                                   DLJ CAPITAL FUNDING, INC., as
                                    the Syndication Agent
                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

                                   PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender and as the Documentation
                                    Agent
                                   By:    /s/ Joseph G. Moran
                                      ---------------------------------------
                                   Name:  Joseph G. Moran
                                        -------------------------------------
                                   Title: Vice President
                                         ------------------------------------



                   [SIGNATURE PAGES OF OTHER LENDERS FOLLOW]

                 Signature Page to Stoneridge Amendment No. 5
                 --------------------------------------------

THE BANK OF NOVA SCOTIA                 AMMC CDO I, LIMITED
By:    /s/ N. Bell                       By: American Money Management Corp.,
       -----------------------------         as Collateral Manager
Name:  N. Bell                          By:    /s/ David P. Meyer
       -----------------------------           -------------------------------
Title: Assistant Agent                  Name:  David P. Meyer
       -----------------------------           -------------------------------
                                        Title: Vice President
KZH ING-2, LLC                                 -------------------------------
By:    /s/ Susan Lee
       -----------------------------    AMMC CDO II, LIMITED
Name:  Susan Lee                         By: American Money Management Corp.,
       -----------------------------         as Collateral Manager
Title: Authorized Agent                 By:    /s/ David P. Meyer
       -----------------------------           -------------------------------
                                        Name:  David P. Meyer
KZH ING-3, LLC                                 -------------------------------
By:    /s/ Susan Lee                    Title: Vice President
       -----------------------------           -------------------------------
Name:  Susan Lee
       -----------------------------    THE TRAVELERS INSURANCE COMPANY
Title: Authorized Agent                 By:    /s/ Matthew J. McInerny
       -----------------------------           -------------------------------
                                        Name:  Matthew J. McInerny
KZH RIVERSIDE, LLC                             -------------------------------
By:    /s/ Susan Lee                    Title: Assistant Investment Officer
       -----------------------------           -------------------------------
Name:  Susan Lee
       -----------------------------    TRAVELERS CORPORATE LOAN FUND, INC.
Title: Authorized Agent                  By: Travelers Asset Management
       -----------------------------         International Company, LLC

KZH SOLEIL, LLC                         By:    /s/ Matthew J. McInerny
By:    /s/ Susan Lee                           -------------------------------
       -----------------------------    Name:  Matthew J. McInerny
Name:  Susan Lee                               -------------------------------
       -----------------------------    Title: Assistant Investment Officer
Title: Authorized Agent                        -------------------------------
       -----------------------------
                                        COLUMBUS LOAN FUNDING, LTD.
KZH SOLEIL-2, LLC                        By:  Travelers Asset Management
By:    /s/ Susan Lee                          International Company, LLC
       -----------------------------    By:    /s/ Matthew J. McInerny
Name:  Susan Lee                               -------------------------------
       -----------------------------    Name:  Matthew J. McInerny
Title: Authorized Agent                        -------------------------------
       -----------------------------    Title: Assistant Investment Officer
                                               -------------------------------
SUNTRUST BANK
By:    /s/ William C. Humphries
       -----------------------------
Name:  William C. Humphries
       -----------------------------
Title: Director
       -----------------------------


                     Signature Page to Amendment No. 5 to
                          the Credit Agreement among
                       Stoneridge, Inc., as the Borrower
                          the Lenders party thereto,
               National City Bank, as the Administrative Agent,
           DLJ Capital Funding, Inc., as the Syndication Agent, and
          PNC Bank, National Association, as the Documentation Agent

                 Signature Page to Stoneridge Amendment No. 5
                 --------------------------------------------

VAN KAMPEN CLO I, LIMITED                     FIRST DOMINION FUNDING II
 By: Van Kampen Management, Inc.,             By:     /s/ David H. Lerner
     as Collateral Manager                           -----------------------------------------
By:     /s/ Darvin D. Pierce                  Name:   David H. Lerner
       -----------------------------------           -----------------------------------------
Name:   Darvin D. Pierce                      Title:  Authorized Signatory
       -----------------------------------           -----------------------------------------
Title:  Executive Director
       -----------------------------------    STEIN ROE & FARNHAM INCORPORATED
                                               As Agent for Keyport Life Insurance Company
VAN KAMPEN PRIME RATE INCOME TRUST            By:     /s/ James R. Fellows
 By: Van Kampen Investment Advisory Corp.            -----------------------------------------
By:     /s/ Darvin D. Pierce                  Name:   James R. Fellows
       -----------------------------------           -----------------------------------------
Name:   Darvin D. Pierce                      Title:  Sr. Vice President & Portfolio Manager
       -----------------------------------           -----------------------------------------
Title:  Executive Director
       -----------------------------------    STEIN ROE FLOATING RATE LIMITED
                                               LIABILITY COMPANY
BANK AUSTRIA CREDITANSTALT                    By:     /s/ James R. Fellows
By:     /s/ Clifford L. Wells                        -----------------------------------------
       -----------------------------------    Name:   James R. Fellows
Name:   Clifford L. Wells                            -----------------------------------------
       -----------------------------------    Title:  Senior Vice President
Title:  Senior Vice President                        -----------------------------------------
       -----------------------------------
                                              NATIONAL CITY BANK
BANK AUSTRIA CREDITANSTALT                    By:     /s/ Pat Pastore
By:     /s/ Stanley M. Guralnick                     -----------------------------------------
       -----------------------------------    Name:   Pat Pastore
Name:   Stanley M. Guralnick                         -----------------------------------------
       -----------------------------------    Title:  Vice President
Title:  Vice President                               -----------------------------------------
       -----------------------------------
                                              ABN AMRO BANK N.V.
GALAXY CLO 1999-1, LTD.                       By:     /s/ Judith M. Bresnen
 By: SAI Investment Adviser, Inc.                    -----------------------------------------
     as Collateral Manager                    Name:   Judith M. Bresnen
By:     /s/ John G. Lapham                           -----------------------------------------
       -----------------------------------    Title:  Group Vice President
Name:   John G. Lapham                               -----------------------------------------
       -----------------------------------
Title:  Authorized Agent                      ABN AMRO BANK N.V.
       -----------------------------------    By:     /s/ John M. Pastore
                                                     -----------------------------------------
ARCHIMEDES FUNDING II, LTD.                   Name:   John M. Pastore
 By: ING Capital Advisors LLC,                       -----------------------------------------
     as Collateral Manager                    Title:  Assistant Vice President
By:     /s/ Greg M. Masuda, CFA                      -----------------------------------------
       -----------------------------------
Name:   Greg M. Masuda, CFA                   COMERICA BANK
       -----------------------------------    By:     /s/ Nicholas G. Mester
Title:  Vice President                               -----------------------------------------
       -----------------------------------    Name:   Nicholas G. Mester
                                                     -----------------------------------------
                                              Title:  Vice President
                                                     -----------------------------------------


                     Signature Page to Amendment No. 5 to
                          the Credit Agreement among
                       Stoneridge, Inc., as the Borrower
                          the Lenders party thereto,
               National City Bank, as the Administrative Agent,
           DLJ Capital Funding, Inc., as the Syndication Agent, and
          PNC Bank, National Association, as the Documentation Agent

                 Signature Page to Stoneridge Amendment No. 5
                 --------------------------------------------

                                                 PAM CAPITAL FUNDING LP by Highland Capital
BANKBOSTON NA                                    Management, L.P. as Collateral Manager
By:       /s/ Jack M. Harcourt                   By:        /s/ Mark K. Okada
         -----------------------------------              -----------------------------------------
Name:     Jack M. Harcourt                       Name:      Mark K. Okada
         -----------------------------------              -----------------------------------------
Title:    Managing Director                      Title:     Executive Vice President
         -----------------------------------              -----------------------------------------

FIFTH THIRD BANK, NE OH                          FLEET NATIONAL BANK
By:       /s/ Christopher S. Helmeci             By:        /s/ Jack M. Harcourt
         -----------------------------------              -----------------------------------------
Name:     Christopher S. Helmeci                 Name:      Jack M. Harcourt
         -----------------------------------              -----------------------------------------
Title:    Vice President                         Title:     Managing Director
         -----------------------------------              -----------------------------------------

FIRSTAR BANK                                     BLACK DIAMOND CLO 1998-1 LTD
By:       /s/ Thomas W. Cherry                   By:        /s/ Paul Cope
         -----------------------------------              -----------------------------------------
Name:     Thomas W. Cherry                       Name:      Paul Cope
         -----------------------------------              -----------------------------------------
Title:    Vice President                         Title:     Director
         -----------------------------------              -----------------------------------------

MELLON BANK, N.A.                                BLACK DIAMOND CLO 2000-1 LTD
By:       /s/ John J. Ligday, Jr.                By:        /s/ Paul Cope
         -----------------------------------              -----------------------------------------
Name:     John J. Ligday, Jr.                    Name:      Paul Cope
         -----------------------------------              -----------------------------------------
Title:    Vice President                         Title:     Director
         -----------------------------------              -----------------------------------------

MERCANTILE BANK                                  FREMONT INVESTMENT & LOAN
By:       /s/ Thomas W. Cherry                   By:        /s/ Kannika Viravan
         -----------------------------------              -----------------------------------------
Name:     Thomas W. Cherry                       Name:      Kannika Viravan
         -----------------------------------              -----------------------------------------
Title:    Vice President and Attorney in Fact    Title:     Vice President
         -----------------------------------              -----------------------------------------

                                                 ML CBO IV (CAYMAN) LTD. by Highland Capital
SUMMIT BANK                                      Management, L.P. as Collateral Manager
By:       /s/ Jack M. Harcourt                   By:        /s/ Mark K. Okada
         -----------------------------------              -----------------------------------------
Name:     Jack M. Harcourt                       Name:      Mark K. Okada
         -----------------------------------              -----------------------------------------
Title:    Managing Director                      Title:     Executive Vice President
         -----------------------------------              -----------------------------------------

AVALON CAPITAL                                   AVALON CAPITAL LTD 2
By:       /s/ Joseph Rotondo                     By:        /s/ Joseph Rotondo
         -----------------------------------              -----------------------------------------
Name:     Joseph Rotondo                         Name:      Joseph Rotondo
         -----------------------------------              -----------------------------------------
Title:    Authorized Signatory                   Title:     Authorized Signatory
         -----------------------------------              -----------------------------------------



                     Signature Page to Amendment No. 5 to
                          the Credit Agreement among
                       Stoneridge, Inc., as the Borrower
                          the Lenders party thereto,
               National City Bank, as the Administrative Agent,
           DLJ Capital Funding, Inc., as the Syndication Agent, and
          PNC Bank, National Association, as the Documentation Agent

                 Signature Page to Stoneridge Amendment No. 5
                 --------------------------------------------

CHARTER VIEW PORTFOLIO                                        SOMERS CDO LTD.
By: INVESCO Senior Secured Management, Inc.                   By: Mass Mutual Life Ins. Company as Collateral
as Investment Advisor                                         Manager
By:       /s/ Joseph Rotondo                                  By:        /s/ Steven J. Katz
         -----------------------------------                            -----------------------------------------
Name:     Joseph Rotondo                                      Name:      Steven J. Katz
         -----------------------------------                            -----------------------------------------
Title:    Authorized Signatory                                Title:     Second vice President and Associate
                                                                         General Counsel
         -----------------------------------                            -----------------------------------------

OASIS COLLATERALIZED HIGH INCOMEPORTOFOLIO-1 LTD
By: INVESCO Senior Secured Management, Inc.                   ML CLO XII PILGRIM AMERICA (CAYMAN)
as Subadvisor                                                 By: ING Pilgrim Investments as its Investment Manager
By:       /s/ Joseph Rotondo                                  By:        /s/ Mark F. Haak
         -----------------------------------                            -----------------------------------------
Name:     Joseph Rotondo                                      Name:      Mark F. Haak
         -----------------------------------                            -----------------------------------------
Title:    Authorized Signatory                                Title:     Assistant Vice President
         -----------------------------------                            -----------------------------------------

CERES II FINANCE LTD
By: INVESCO Senior Secured Management, Inc. as
Sub-Managing Agent (Financial)                                TORONTO DOMINION (NEW YORK), INC.
By:       /s/ Joseph Rotondo                                  By:        /s/ Stacey L. Malek
         -----------------------------------                            -----------------------------------------
Name:     Joseph Rotondo                                      Name:      Stacey L. Malek
         -----------------------------------                            -----------------------------------------
Title:    Authorized Signatory                                Title:     Vice President
         -----------------------------------                            -----------------------------------------

MASS MUTUAL LIFE INS. COMPANY
By:       /s/ Steven J. Katz
         -----------------------------------
Name:     Steven J. Katz
         -----------------------------------
Title:    Second Vice President and Associate
          General Counsel
          -----------------------------------



                     Signature Page to Amendment No. 5 to
                          the Credit Agreement among
                       Stoneridge, Inc., as the Borrower
                          the Lenders party thereto,
               National City Bank, as the Administrative Agent,
           DLJ Capital Funding, Inc., as the Syndication Agent, and
          PNC Bank, National Association, as the Documentation Agent

                           GUARANTOR ACKNOWLEDGMENT
                           ------------------------

     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 5 to the Credit Agreement. Each of the undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. Each of the undersigned further agrees that the obligations of the each of the undersigned pursuant to the Subsidiary Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

     Each of the undersigned hereby waives and releases the Administrative Agent and the Lenders and the respective directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.


  STONERIDGE CONTROL DEVICES, INC.      STONERIDGE ELECTRONICS, INC.

  By: /s/ Kevin P. Bagby                By: /s/ Kevin P. Bagby
     -----------------------------         ------------------------------------
  Name:    Kevin P. Bagby               Name:    Kevin P. Bagby
       ---------------------------           ----------------------------------
  Title:   Director                     Title:   Director
        --------------------------            ---------------------------------